     As filed with the Securities and Exchange Commission on August 8, 2001
                                                  Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                  -------------

                                PLANTRONICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                  -------------

                DELAWARE                                   77-0207692
    (STATE OR OTHER JURISDICTION OF                     (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)                  IDENTIFICATION NUMBER)

                               345 ENCINAL STREET
                                  P.O. BOX 1802
                          SANTA CRUZ, CALIFORNIA 95060
                                 (831) 426-5858
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                  -------------

                             1993 STOCK OPTION PLAN
                            (FULL TITLE OF THE PLAN)

                                  -------------

                              S. KENNETH KANNAPPAN
                      CHIEF EXECUTIVE OFFICER AND PRESIDENT
                                PLANTRONICS, INC.
                               345 ENCINAL STREET
                          SANTA CRUZ, CALIFORNIA 95060
                                 (831) 426-5858
            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                  -------------

                                    Copy to:
                           HENRY P. MASSEY, JR., ESQ.
                             ERIC JOHN FINSETH, ESQ.
                             MICHAEL DEANGELIS, ESQ.
                        WILSON SONSINI GOODRICH & ROSATI
                            PROFESSIONAL CORPORATION
                               650 PAGE MILL ROAD
                            PALO ALTO, CA 94304-1050
                                 (650) 493-9300

                                  -------------

================================================================================

                         CALCULATION OF REGISTRATION FEE

============================================================================================================
                                                                  PROPOSED       PROPOSED
                                                                  MAXIMUM         MAXIMUM
                                              MAXIMUM AMOUNT      OFFERING       AGGREGATE      AMOUNT OF
         TITLE OF SECURITIES TO                   TO BE             PRICE        OFFERING      REGISTRATION
              BE REGISTERED                    REGISTERED(1)     PER SHARE(2)     PRICE            FEE
------------------------------------------------------------------------------------------------------------
Common Stock, $0.01 par value, to be
issued under the 1993 Stock Option Plan ..   2,000,000 shares    $21.41         $42,820,000    $10,705

         TOTAL ...........................   2,000,000 shares    $21.41         $42,820,000    $10,705
============================================================================================================

(1) For the sole purpose of calculation of the registration fee, the number of shares to be registered under this Registration Statement is the number of additional shares authorized to be issued under the Registrant's 1993 Stock Option Plan.

(2) Estimated in accordance with Rule 457(h) under the Securities Act of 1933, as amended, solely for the purpose of calculating the total registration fee. Computation based on the average of the high and low reported prices of the Common Stock as reported on the New York Stock Exchange August 7, 2001, because the exercise prices for the options to be granted in the future and the prices at which the shares will be purchased in the future are not currently determinable.

                                PLANTRONICS, INC.
                       REGISTRATION STATEMENT ON FORM S-8

                                     PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 3. INFORMATION AND DOCUMENTS INCORPORATED BY REFERENCE

        The following documents and information heretofore filed with the Securities and Exchange Commission are hereby incorporated by reference:

        ITEM 3(a)

               The Registrant's Annual Report on Form 10-K for the year ended March 31, 2001, filed pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on June 1, 2001.

         ITEM 3(c)

               Item 1 of the Registrant's Registration Statement on Form 8-A filed pursuant to Section 12(g) of the Exchange Act, filed on December 20, 1993, as amended on January 14, 1994, and November 7, 1997 (which in turn incorporate by reference the description of the Registrant's common stock set forth in the Registrant's Registration Statement on Form S-1 (Reg. No. 33-70744), filed on October 20, 1993, as amended by Amendment No. 1, filed on November 30, 1993, Amendment No. 2, filed December 27, 1993, and Amendment No. 3, filed on January 18, 1994).

               All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effect amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

ITEM 4. DESCRIPTION OF SECURITIES.

        Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

        Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

        Section 145 of the Delaware General Corporation Law ("DGCL") authorizes a court to award, or a corporation's Board of Directors to grant, indemnity to directors and officers. This may under certain circumstances include indemnification for liabilities arising under the Securities Act as well as for expenses incurred in that regard. Article Nine of the Registrant's Certificate of Incorporation and Article V of the Registrant's Bylaws provide for indemnification of its directors, officers, employees and other agents to the maximum extent permitted by the DGCL. The Registrant has also entered into Indemnification Agreements with its officers and directors.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

        Not applicable

ITEM 8. EXHIBITS.

  EXHIBIT
   NUMBER                                DESCRIPTION
  --------                               -----------
     4.1      Amended and Restated Bylaws of the Registrant (incorporated herein by reference to Exhibit (3.1) to the Registrant's Annual Report on
              form 10-K, SEC File Number 1-12696, for the fiscal year ended
              March 31, 2001, filed on June 1, 2001).

     4.2 Restated Certificate of Incorporation of the Registrant filed with the Secretary of State of Delaware on January 19, 1994
              (incorporated herein by reference to Exhibit (3.1) to the Registrant's Quarterly Report on Form 10-Q, SEC File Number
              1-12696, for the fiscal quarter ended December 25, 1993, filed on March 4, 1994).

              Certificate of Retirement and Elimination of Preferred Stock and
              Common Stock of the Registrant filed with the Secretary of State of Delaware on January 11, 1996 (incorporated herein by reference to Exhibit (3.3) of the Registrant's Annual Report on Form 10-K,
              SEC File Number 1-12696, for the fiscal year ended March 30, 1996, filed on June 27, 1996).

              Certificate of Amendment of Restated Certificate of Incorporation of the Registrant filed with the Secretary of State of Delaware on August 7, 1997 (incorporated herein by reference to Exhibit (3.1) to the Registrant's Quarterly Report on Form 10-Q, SEC File Number
              1-12696, for the fiscal quarter ended June 28, 1997, filed on August 8, 1997).

              Certificate of Amendment of Restated Certificate of Incorporation of the Registrant filed with the Secretary of State of Delaware on May 23, 2000 (incorporated herein by reference to Exhibit (4.2) to the Registrant's Registration Statement on Form S-8, No. 33-70744, filed on July 31, 2000).

     5.1 Opinion of counsel as to the legality of securities being registered.

    23.1      Consent of counsel (contained in Exhibit 5.1).

    23.2      Consent of PricewaterhouseCoopers LLP, Independent Auditors.

    24.1      Power of Attorney (see page II-4).

ITEM 9. UNDERTAKINGS.

        A. The Registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

               (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the bona fide offering thereof.

        C. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, Plantronics, Inc., a corporation existing under the laws of the State of Delaware, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Cruz, State of California, on August 8, 2001.

                                       PLANTRONICS, INC.

                                       By: /s/ S. KENNETH KANNAPPAN
                                           -------------------------------------
                                           S. Kenneth Kannappan,
                                           Chief Executive Officer and President


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Barbara V. Scherer and Richard R. Pickard, jointly and severally, as his or her attorneys-in-fact, with full power of substitution in each, for him or her in any and all capacities to sign any amendments to this Registration Statement on Form S-8, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                                            TITLE                                     DATE
                  ---------                                            -----                                     ----
/s/ S. KENNETH KANNAPPAN                        Chief Executive Officer, President and Director             August 8, 2001
--------------------------------------------    (Principal Executive Officer)
            S. Kenneth Kannappan

/s/ BARBARA V. SCHERER                          Senior Vice President -- Finance & Administration,          August 8, 2001
--------------------------------------------    Chief Financial Officer
              Barbara V. Scherer                (Principal Financial and Accounting Officer)

/s/ MARVIN TSEU                                 Chairman of the Board of Directors                          August 8, 2001
--------------------------------------------
                 Marvin Tseu

/s/ PATTI HART                                    Director                                                  August 8, 2001
--------------------------------------------
                 Patti Hart

/s/ ROBERT F.B. LOGAN                             Director                                                  August 8, 2001
--------------------------------------------
              Robert F.B. Logan

/s/ M. SALEEM MUQADDAM                            Director                                                  August 8, 2001
--------------------------------------------
             M. Saleem Muqaddam

/s/ JOHN M. O'MARA                                Director                                                  August 8, 2001
--------------------------------------------
               John M. O'Mara

/s/ TRUDE C. TAYLOR                               Director                                                  August 8, 2001
--------------------------------------------
               Trude C. Taylor

/s/ DAVID A. WEGMANN                              Director                                                  August 8, 2001
--------------------------------------------
              David A. Wegmann

/s/ ROGER WERY                                    Director                                                  August 8, 2001
--------------------------------------------
                 Roger Wery

                                INDEX TO EXHIBITS

  EXHIBIT
   NUMBER                                DESCRIPTION
  -------                                -----------
     4.1      Amended and Restated Bylaws of the Registrant (incorporated herein by reference to Exhibit (3.1) to the Registrant's Annual Report on
              form 10-K, SEC File Number 1-12696, for the fiscal year ended
              March 31, 2001, filed on June 1, 2001).

     4.2 Restated Certificate of Incorporation of the Registrant filed with the Secretary of State of Delaware on January 19, 1994
              (incorporated herein by reference to Exhibit (3.1) to the Registrant's Quarterly Report on Form 10-Q, SEC File Number
              1-12696, for the fiscal quarter ended December 25, 1993, filed on March 4, 1994).

              Certificate of Retirement and Elimination of Preferred Stock and
              Common Stock of the Registrant filed with the Secretary of State of Delaware on January 11, 1996 (incorporated herein by reference to Exhibit (3.3) of the Registrant's Annual Report on Form 10-K,
              SEC File Number 1-12696, for the fiscal year ended March 30, 1996, filed on June 27, 1996).

              Certificate of Amendment of Restated Certificate of Incorporation of the Registrant filed with the Secretary of State of Delaware on August 7, 1997 (incorporated herein by reference to Exhibit (3.1) to the Registrant's Quarterly Report on Form 10-Q, SEC File Number
              1-12696, for the fiscal quarter ended June 28, 1997, filed on August 8, 1997).

              Certificate of Amendment of Restated Certificate of Incorporation of the Registrant filed with the Secretary of State of Delaware on May 23, 2000 (incorporated herein by reference to Exhibit (4.2) to the Registrant's Registration Statement on Form S-8, No. 33-70744, filed on July 31, 2000).

     5.1      Opinion of counsel as to legality of securities being registered.

    23.1      Consent of counsel (contained in Exhibit 5.1).

    23.2      Consent of PricewaterhouseCoopers LLP, Independent Auditors.

    24.1      Power of Attorney (see page II-4).